EXHIBIT 99.1


              AGGREGATE TOTALS FOR FISCAL YEAR ENDED JUNE 30, 2003

                     Refer to attached Servicer Certificate.

                                                                    EXHIBIT 99.1

SERIES 2003-1G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

QUARTERLY SUMMARY DISTRIBUTION DETAILS

--------------------------------------------------------------------------------
REPORTING DATES
---------------
Closing Date                                                          21-Mar-03
Determination Date                                                    01-Jun-03
Notice Date                                                           20-Jun-03
Distribution Date                                                     23-Jun-03

Start Accrual Period                                                  21-Mar-03
End Accrual Period                                                    23-Jun-03
No. Of Days in Accrual Period                                                94

Start Collection Period                                               06-Mar-03
End Collection Period                                                 31-May-03
No. Of Days in Collection Period                                             87
Distribution Month                                                   Yes
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
SECURITIES ON ISSUE
-------------------
                                             NO. OF     INITIAL INVESTED  INITIAL INVESTED
                                       CERTIFICATES       AMOUNT (US$)       AMOUNT (A$)
                                       ------------   ----------------  ----------------
   Class A-1 Notes                           10,000   1,000,000,000.00     1,687,763,713
   Class B Notes                                250               -           25,000,000

   Redraw Bond - series 1                         0               -                  -
   Redraw Bond - series 2                         0               -                  -

   US$/A$ exchange rate at issue             0.5925

-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
--------------------------------
                                                                  BANK       INTEREST    INTEREST
                                                               BILL RATE      MARGIN        RATE
                                                               ---------    --------    --------
   Class A-1 Notes (payable to Currency Swap Provider)           4.7717%     0.3000%    5.07170%
   Class B Notes                                                 4.7717%     0.6100%     5.3817%

   Redraw Bond - series 1                                        0.0000%          -      0.0000%
   Redraw Bond - series 2                                        0.0000%          -      0.0000%

   BBSW Interest & Unpaid Interest Rate for Accrual Period       4.7717%
   Facilities BBSW                                               4.7717%

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
------------------------------------------
                                                    PER CERT.        AGGREGATE
                                                    ---------        ---------
Total Interest Amount:

   Class A-1 Notes                                   2,204.44    22,044,400.00
   Class B Notes                                     1,385.97       346,492.50
   Redraw Bond - series 1                                 -                -
   Redraw Bond - series 2                                 -                -

Principal:

   Class A-1 Notes                                  13,525.87   135,258,734.18
   Class B Notes                                       350.40        87,600.00
   Redraw Bond - series 1                                 -                -
   Redraw Bond - series 2                                 -                -

Total:

   Class A-1 Notes                                  15,730.31   157,303,134.18
   Class B Notes                                     1,736.37       434,092.50
   Redraw Bond - series 1                                 -                -
   Redraw Bond - series 2                                 -                -

   Total                                            17,466.68   157,737,226.68
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS
------------
                                                         LAST          CURRENT
                                                 DISTRIBUTION     DISTRIBUTION
                                                         DATE             DATE
                                                 ------------     ------------

   Class A-1 Notes                                 1.00000000       0.91985920

   Class B Notes                                   1.00000000       0.99649600

   Redraw Bond - series 1                                -                -

   Redraw Bond - series 2                                -                -

--------------------------------------------------------------------------------

QUARTERLY CASHFLOW WORKING SHEET
--------------------------------
                                                                                      Per Certificate         Aggregate
                                                                                              $                   $
                                                                                      ---------------       --------------
  Finance Charge Collections                                                                                 23,504,718.55
  Finance Charge Collections - Repurchases                                                                        1,090.81
  Finance Charge Damages                                                                                               -
  Income due to Seller                                                                                       (8,398,265.42)
  Other Income                                                                                                1,343,561.80
Preliminary Income Amount                                                                                    16,451,105.74

  Taxes                                                                                                             820.00
  Trustee Fee                                                                                                    58,249.65
  Security Trustee Fee                                                                                                 -
  Manager Fee                                                                                                   132,268.11
  Servicing Fee                                                                                               1,102,234.28
  Liquidity Commitment Fee                                                                                        9,271.23
  Redraw Commitment Fee                                                                                           3,863.01
  Support Facility Payments                                                                                   1,598,781.24
  Support Facility Receipts                                                                                            -
  Expenses                                                                                                       33,774.00
  Previous Unpaid Facility Int Chg  - Liquidity                                                                        -
  Liquidity Interest Charge + Previous Unpaid                                                                          -
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                                  -
  Redraw Interest Charge + Previous Unpaid                                                                             -
  Repayment of Liquidity Facility                                                                                      -
  Total Interest Amount  - Class A-1 Notes                                                                   22,044,400.00
                                 - Class B Notes                                                                346,492.50
                                 - Redraw Bonds - series 1                                                             -
                                 - Redraw Bonds - series 2                                                             -
REQUIRED INCOME AMOUNT                                                                                       25,330,154.02

Gross Income Shortfall                                                                                        8,879,048.28
Liquidity Facility Draw                                                                                       8,879,048.28
Net Income Shortfall                                                                                                   -
Unreimbursed Principal Draws                                                                                           -
Principal Draw                                                                                                         -
Principal Draw Reimbursement                                                                                           -
Principal Chargeoff Unreimbursement                                                                                    -
Principal Chargeoff                                                                                                    -
Total Principal Chargeoff Reimbursement Due                                                                            -

PAYMENT ALLOCATION CASCADE
--------------------------
  Preliminary Income Amount                                                                                  16,451,105.74
  Liquidity Facility Draw                                                                                     8,879,048.28
Principal Draw                                                                                                         -
Available Income Amount                                                                                      25,330,154.02


                                                                                                        QUARTER TO DATE
                                                                        DUE          AVAILABLE     ALLOCATION/DISTRIBUTION
                                                             --------------     --------------     -----------------------
  Taxes                                                              820.00      25,330,154.02                      820.00
  Trustee Fee                                                     58,249.65      25,329,334.02                   58,249.65
  Security Trustee Fee                                                  -        25,271,084.37                         -
  Manager Fee                                                    132,268.11      25,271,084.37                  132,268.11
  Servicing Fee                                                1,102,234.28      25,138,816.26                1,102,234.28
  Liquidity Commitment Fee                                         9,271.23      24,036,581.98                    9,271.23
  Redraw Commitment Fee                                            3,863.01      24,027,310.75                    3,863.01
  Support Facility Payments                                    1,598,781.24      24,023,447.74                1,598,781.24
  Support Facility Receipts                                             -        22,424,666.50                         -
  Expenses                                                        33,774.00      22,424,666.50                   33,774.00
  Liquidity Interest Charge                                             -        22,390,892.50                         -
  Repayment of Liquidity Facility                                       -        22,390,892.50                         -
-----------------------------------------------------|
  Interest Amount Payable - Redraw Facility          |                  -        22,390,892.50                         -
                          - Class A-1 Notes          |        22,044,400.00      22,390,892.50               22,044,400.00
                          - Redraw Bonds - series 1  |                  -           346,492.50                         -
                          - Redraw Bonds - series 2  |                  -           346,492.50                         -
------------------------------------------------------
                         - Class B Notes                         346,492.50        346,492.50                   346,492.50
Principal Draw Reimbursement                                            -                 -                            -
Total Principal Chargeoff Reimbursement                                 -                 -                            -
Arranging Fee                                                           -                 -                            -
Excess Distribution                                                                                                    -

Unpaid Facility Int Chg - Liquidity                                                                                    -
                        - Redraw                                                                                       -
Unpaid Security Interest Amount - Class A-1 Notes                                                                      -
                                - Class B Notes                                                                        -
                                - Redraw Bonds - series 1                                                              -
                                - Redraw Bonds - series 2                                                              -

FACILITIES OUTSTANDING
----------------------
Liquidity Commitment Facility Limit                                                                          18,000,000.00
Beginning Liquidity Commitment Facility                                                                      18,000,000.00
Previous Liquidity Facility Draw                                                                                       -
Repayment of Liquidity Facility                                                                                        -
Liquidity Facility Draw                                                                                       8,879,048.28
Ending Liquidity Commitment Facility                                                                          9,120,951.72

Redraw Commitment Facility Limit                                                                             20,000,000.00
Beginning Redraw Commitment Facility                                                                         20,000,000.00
Previous Redraw Facility Draw                                                                                          -
Previous Redraw Facility Draw - Chargeoffs                                                                             -
Repayment of Redraw Facility                                                                                           -
Repayment of Unreimbursed Chargeoffs                                                                                   -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                                         -
Redraw Facility Available to Draw                                                                            20,000,000.00
Redraw Facility Draw                                                                                                   -
Ending Redraw  Commitment Facility                                                                           20,000,000.00

INTEREST AND PRINCIPAL DISTRIBUTION WORKSHEET
---------------------------------------------
                                                                                        Per Certificate         Aggregate
INTEREST AMOUNT                                                                                $                    $
---------------                                                                         ---------------      --------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on Unpaid Security Interest Amount                                                      -                     -
Security Interest Amount                                                                    2,204.44         22,044,400.00
Total Interest Amount                                                                                        22,044,400.00

Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on Unpaid Security Interest Amount                                                                            -
Security Interest Amount                                                                                     22,044,400.00
Interest Amount Payable                                                                     2,204.44         22,044,400.00
Unpaid Security Interest Amount                                                                                        -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on  Unpaid Security Interest Amount                                                     -                     -
Security  Interest Amount                                                                   1,385.97            346,492.50
Total Interest Amount                                                                                           346,492.50

Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on  Unpaid Security Interest Amount                                                                           -
Security  Interest Amount                                                                                       346,492.50
Interest Amount Payable                                                                     1,385.97            346,492.50
Unpaid Security Interest Amount                                                                                        -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on  Unpaid Security Interest Amount                                                     -                     -
Security  Interest Amount                                                                        -                     -
Total Interest Amount                                                                                                  -

Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on  Unpaid Security Interest Amount                                                                           -
Security  Interest Amount                                                                                              -
Interest Amount Payable                                                                          -                     -
Unpaid Security Interest Amount                                                                                        -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on  Unpaid Security Interest Amount                                                     -                     -
Security  Interest Amount                                                                        -                     -
Total Interest Amount                                                                                                  -

Unpaid Security Interest Amount (after last Distribution Date)                                                         -
Interest on  Unpaid Security Interest Amount                                                                           -
Security  Interest Amount                                                                                              -
Interest Amount Payable                                                                          -                     -
Unpaid Security Interest Amount                                                                                        -

PRINCIPAL AMOUNT
----------------
Principal Collections                                                                                       142,523,617.35
Principal Collections - Repurchases                                                                             226,840.63
  less Repayment Of Redraw Facility                                                                                    -
  less Total Customer Redraw                                                                                 (8,186,924.06)
less Principal Draw
  plus Redraw Facility Draw                                                                                            -
  plus Redraw Bonds Issue this month                                                                                   -
  Aggregate Principal Damages from Seller & Servicer                                                                   -
Principal Draw Reimbursement
  Principal Chargeoff Reimbursement - Class B Notes                                                                    -
                                    - Class A-1 Notes                                                                  -
                                    - Redraw Bonds - Series 1                                                          -
                                    - Redraw Bonds - Series 2                                                          -
                                    - Redraw Facility                                                                  -
  Principal rounding b/f                                                                                        782,802.35

  Scheduled Principal Amount                                                            5,997,375.71
  Scheduled Principal Amount less redraws                                               5,997,375.71
  Unscheduled Principal Amount - Partial Prepayment                                    85,472,199.83
  Unscheduled Principal Amount - Partial Prepayment less redraws                       77,285,275.77
  Unscheduled Principal Amount - Full Prepayment                                       51,280,882.44
  Unscheduled Principal Amount - less redraws + C/O Reim                              128,566,158.21


Total Available Principal Amount for Redraw Bonds                                                           135,346,336.27

Principal Distribution - Redraw Bonds - Series 1                                                 -                     -
Principal Distribution - Redraw Bonds - Series 2                                                 -                     -

 Principal rounding b/f                                                                                         782,802.35
Total Unscheduled Principal Amount                                                                          128,566,158.21
Total Scheduled Principal Amount                                                                              5,997,375.71
Total Available Principal Amount for Notes                                                                  135,346,336.27

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                                       100%
Class A1 Principal Payment                                                                 13,525.87        135,258,734.18
Class B Principal Payment                                                                     350.40             87,600.00

Principal rounding c/f                                                                                                2.09

Outstanding Principal - beginning period                                                                  1,711,980,910.73
less Principal Repayment                                                                                   (142,750,457.98)
plus Total Customer Redraw                                                                                    8,186,924.06
less Principal Losses                                                                                                  -
Outstanding Principal - Closing period                                                                    1,577,417,376.81

PRINCIPAL LOSSES
----------------
Principal Losses                                                                                                       -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                               -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                                         -
Net Principal Losses                                                                                                   -
Principal Chargeoff - Class B Notes                                                                                    -
                    - Class A-1 Notes                                                                                  -
                    - Redraw Bonds Series 1                                                                            -
                    - Redraw Bonds Series 2                                                                            -
                    - Redraw Facility                                                                                  -

CLASS A-1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                                            -
Principal Chargeoff                                                                                                    -
Principal Chargeoff Reimbursement                                                                                      -
Ending Unreimbursed Principal Chargeoffs                                                                               -

INVESTORS BALANCE OUTSTANDING WORKSHEET
---------------------------------------
                                                                                        Aggregate            Aggregate
                                                                                           US$                  A$
                                                                                    ----------------      ----------------
CLASS A-1 NOTES
Initial Invested Amount                                                             1,000,000,000.00      1,687,763,713.08
  previous Principal Distribution                                                                -                     -
  Principal Distribution for current period                                            80,140,800.00        135,258,734.18
Total Principal Distribution to date                                                   80,140,800.00        135,258,734.18
Beginning Invested Amount                                                           1,000,000,000.00      1,687,763,713.08
Ending Invested Amount                                                                919,859,200.00      1,552,504,978.90
Unreimbursed Principal Chargeoffs                                                                -                     -
Beginning Stated Amount                                                             1,000,000,000.00      1,687,763,713.08
Ending Stated Amount                                                                  919,859,200.00      1,552,504,978.90

CLASS B NOTES
Initial Invested Amount                                                                                      25,000,000.00
  previous Principal Distribution                                                                                      -
  Principal Distribution for current period                                                                      87,600.00
Total Principal Distribution to date                                                                             87,600.00
Beginning Invested Amount                                                                                    25,000,000.00
Ending Invested Amount                                                                                       24,912,400.00
Unreimbursed Principal Chargeoffs                                                                                      -
Beginning Stated Amount                                                                                      25,000,000.00
Ending Stated Amount                                                                                         24,912,400.00

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                       -
Initial Invested Amount                                                                                                -
  Principal Distribution (after last Distribution Date)                                                                -
  Principal Distribution for current period                                                                            -
Total Principal Distribution to date                                                                                   -
Beginning Invested Amount                                                                                              -
Ending Invested Amount                                                                                                 -
Unreimbursed Principal Chargeoffs                                                                                      -
Beginning Stated Amount                                                                                                -
Ending Stated Amount                                                                                                   -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                       -
Initial Invested Amount                                                                                                -
  Principal Distribution (after last Distribution Date)                                                                -
  Principal Distribution for current period                                                                            -
Total Principal Distribution to date                                                                                   -
Beginning Invested Amount                                                                                              -
Ending Invested Amount                                                                                                 -
Unreimbursed Principal Chargeoffs                                                                                      -
Beginning Stated Amount                                                                                                -
Ending Stated Amount                                                                                                   -